ABERDEEN FUNDS

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen Asia-Pacific Smaller Companies Fund

(the “Funds”)

Supplement to the Funds’ Statutory Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”), each dated February 27, 2015, as supplemented to date

All references to Chou Chong in the Statutory Prospectus and SAI are deleted.

This supplement is dated February 1, 2016.

Please retain this supplement for future reference.